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                                                                    EXHIBIT 23.8

                           [RYDER, SCOTT LETTERHEAD]


           CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS


     We hereby consent to incorporation by reference of our Firm's name in the Annual Report on Form 10-K of Ocean Energy, Inc. and subsidiaries for the year ended December 31, 1998, into the Company's Registration Statement on Form S-8 to which this consent is an exhibit.


                                                 /s/ RYDER SCOTT COMPANY
                                                 /s/ PETROLEUM ENGINEERS

                                                 RYDER SCOTT COMPANY
                                                 PETROLEUM ENGINEERS

Houston, Texas
May 10, 1999